Item 77C - DWS Short
Duration Plus Fund (a series
of DWS Advisor Funds)

Registrant incorporates by
reference to Proxy Statement filed
on March 13, 2006 (Accession No.
0001193125-06-052494).
A Special Meeting of Shareholders
(the "Meeting") of DWS Short
Duration Plus Fund (the "Fund")
was held on June 1, 2006, at the
offices of Deutsche Asset
Management, 345 Park Avenue,
New York, New York 10154. At
the Meeting, the following matters
were voted upon by the
shareholders (the resulting votes
are presented below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,742.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108

II-A.	Approval of an Amended
and Restated Investment
Management Agreement
with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
32,627,063.133
992,695.322
1,583,873.017
12,641,579.000

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
32,557,806.496
1,030,390.552
1,615,434.424
12,641,579.000

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
32,225,438.920
1,248,915.809
1,729,276.743
12,641,579.000

III.	Approval of Revised
Fundamental Investment
Restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,487,356.698
1,388,052.795
328,221.979
12,641,579.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,451,900.823
1,423,508.670
328,221.979
12,641,579.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,524,938.198
1,350,471.295
328,221.979
12,641,579.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,528,820.198
1,325,014.728
349,796.546
12,641,579.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,514,138.327
1,339,696.599
349,796.546
12,641,579.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,511,869.198
1,341.965.728
349,796.546
12,641,579.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,496,888.198
1,356,946.728
349,796.546
12,641,579.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,463,219.073
1,390,615.853
349,796.546
12,641,579.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,503,792.198
1,350,042.728
349,796.546
12,641,579.000

III-U.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
33,476,266.015
1,377,568.911
349,796.546
12,641,579.000

V.	Approval of an Amended
and Restated Declaration of
Trust. ("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds.)

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

The Meeting was reconvened on
June 27, 2006, at which time the
following matter was voted upon
by the shareholders (the resulting
votes are presented below):
VII.	Approval of a Rule 12b-1
Plan.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
5,137,118.921
253,687.567
367,832.291
1,868,320.000

*	Broker non-votes are proxies
received by the Fund from brokers or
nominees when the broker or
nominee neither has received
instructions from the beneficial owner
or other persons entitled to vote nor
has discretionary power to vote on a
particular matter.



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